UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 07, 2014

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In accordance with the Bylaws of Boyd Gaming Corporation (the “Company”), on February 25, 2014, the Company’s Board of Directors set April 24, 2014 as the date for the Company’s Annual Meeting of Stockholders (“Annual Meeting”). The record date for the Annual Meeting is March 24, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 07, 2014	BOYD GAMING CORPORATION

	By:	/s/ Josh Hirsberg
Josh Hirsberg Senior Vice President, Chief Financial Officer and Treasurer